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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    ---------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2005

                               GRAHAM CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                              1-8462                               16-1194720
----------------------------          ------------------------                  ----------------------
(STATE OR OTHER JURISDICTION          (COMMISSION FILE NUMBER)                     (IRS EMPLOYER
 OF INCORPORATION)                                                              IDENTIFICATION NUMBER)
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                   20 FLORENCE AVENUE, BATAVIA, NEW YORK 14020
                   -------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (585) 343-2216
                                                           --------------


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.05. Costs Associated with Exit or Disposal Activities

On March 15, 2005, Graham Corporation's Board of Directors approved a plan presented by the Company's management to discontinue its U.K. operations by making available for sale the Company's wholly-owned subsidiary, Graham Vacuum and Heat Transfer Limited and all of its subsidiaries ("GVHT"), including GVHT's operating subsidiary Graham Precision Pumps Limited ("GPPL") in Congleton,
Cheshire, U.K., and to hold them for sale.

The Company proposed to place GVHT and subsidiaries in administration and to appoint an appropriately qualified U.K. administrator for GVHT and GPPL as a step toward proceeding with sale of the companies.

On March 24, 2005, the principal creditor of Graham's U.K. companies, National
Westminster Bank, exercised its right to appoint a receiver for GVHT and GPPL as an alternative to appointment of an administrator to sell the U.K. companies.
Graham Corporation expects appointment of a receiver to result in a liquidation of the assets of the U.K. companies, and that the liquidation will be completed by March 14, 2006.

In connection with the discontinuance of the U.K. companies, Graham Corporation expects to incur a non-cash charge of approximately $4.50 million to $5.25 million in the current fiscal quarter, which ends March 31, 2005. Any income tax benefits that may be realized as a result of the loss are not yet known.

The Company does not expect the charge to result in future cash expenditures.

Item 8.01. Other Events

On March 24, 2005, Graham Corporation issued a press release announcing appointment of a receiver for its U.K. companies. A copy is attached hereto as
Exhibit 99.1.

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
Exhibit Number           Description of Exhibits
--------------           -----------------------

    99.1 Press Release dated March 24, 2005 announcing appointment of receiver for U.K. companies
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The information in Item 8.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any





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filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              GRAHAM CORPORATION
                                              (Registrant)



Date: March 25, 2005                   By     /s/ J. Ronald Hansen
                                              ---------------------------------
                                                    J. Ronald Hansen
                                                    Vice President - Finance
                                                    & Administration and
                                                    Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit Number           Description of Exhibits
--------------           -----------------------


    99.1 Press Release dated March 24, 2005 announcing appointment of receiver for U.K. companies

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